Rosetta Resources Inc.
Randy Limbacher
Chairman, CEO & President
April 11, 2011
www.rosettaresources.com / NASDAQ: ROSE

All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, changes in acreage positions, and expected capital expenditures. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline capacity availability and pipeline construction difficulties; climatic conditions;
availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; availability of capital; timing of planned divestitures; regulatory developments; environmental risks; general economic and business conditions (including the effects of the worldwide economic recession); the amount and expected benefit of hedging arrangements; industry trends; and other factors detailed in the
Company's most recent Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Forward-Looking Statements

Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Project Counts,” “Net Risked Resources,” “Total Resources,” “Unrisked
Potential,” “Unrisked Original Resources in Place,” and “Unrisked EUR Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.
For filings for year-end 2009 and forward, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.
BFIT NPV10
We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at
10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements (Cont.)

– Capital spending of $339 MM
 – High return/high value programs received vast majority of funding
 – Capital exceeded internal cash flows, but balanced with asset sales beginning cash and revolver borrowings
– 2010 asset sales are ~$90MM
– Production growth
 – Annual production rate of 138 MMcfe/d
 – Exit rate of 157 MMcfe/d
 – Eagle Ford exit rate of 86 MMcfe/d
– Reserve growth
 – Double digit reserve growth rate
Rosetta Resources - 2010 Highlights

Rosetta Resources Key Statistics
Reserves Inventory in BCFE	2010	2009	Percent Increase
Proved Reserves	479	351	36%
Risk Adjusted Inventory (1)	1,897	812	134%
Average Shares Outstanding (Diluted)	52.1MM	51.0MM	2%
1) Excludes PUD’s

– $360 MM Capital Budget in 2011
– Focus on Eagle Ford
 – 90% of 2011 capital allocated to Eagle Ford
 – 40 wells planned
 – Fracture stimulation services agreement in place
 – Pipeline and processing capacity expanded
 – Shift to liquids accelerates
– Southern Alberta Basin evaluation continues
 – Six wells drilled
 – Additional five wells to be drilled by early 2011
 – Completions planned for 2011
– Additional asset sales scheduled
 – DJ Basin
 – Sacramento Basin
– Strong alignment with stakeholders remains fundamental driver
2011 Program

Legend
Resource Play
Legacy Asset
Non-core Assets
Southern Alberta Basin
DJ Basin
Sacramento Basin
Eagle Ford
Lobo Trend

Rosetta Asset Portfolio Status

Eagle Ford

Area	Hydrocarbon Window	Net Acres
Gates Ranch Area	Condensate	29,960
Central Dimmit	Oil	7,450
Encinal Area	Dry Gas	14,500
Gonzales Area	Oil	6,500
NE LaSalle Area	Oil	3,450
Western Webb	Condensate	3,000
Total	77% Liquids	64,860
Rosetta’s drilling focus has been primarily on the Gates Ranch Area, however, we have embarked on the delineation of our other liquids-rich areas…

Kinney
Uvalde
Medina
Bexar
Gonzales
Wilson
De Witt
Atascosa
Karnes
Zavala
Frio
OIL
Maverick
Goliad
Dimmit
EDWARDS
Bee
McMullen
CONDENSATE
SLIGO
Live Oak
San Patricio
Jim Wells
GAS
Nueces
Webb

Gates Ranch Area

Gas Equivalent Production, mcfe/d
Gross Gas, mcf/d
Gross Oil, bbl/d
Gross NGL, bbl/d
Mcf/d or Mcfe/d
Bbls/day
120,000
100,000
80,000
60,000
40,000
20,000
0
12,000
10,000
8,000
6,000
4,000
2,000
0
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11

Gates Ranch-Gross Daily Production
Dos Hermanas
in service

Eagle Ford - Gates Ranch

Wells Drilled - 2009 & 2010
Planned Wells - 2011
Gates Ranch Proper - Drilling Activities
Inception to date and planned for 2011

Daily Equivalent Gas Production (MCFE)
10000
1000
100
0
50
100
150
200
250
300
350
400
450
500
Days

Gates Ranch Proper - Individual Well Performance
Normalized actual results versus internal 7.2 Bcfe P50 curve and P90 PUD booking curve
7.2 BCFE
(Internal model)
5.3 BCFE
(PUD booking)

Area	Initial Gas Rate (mmcfpd)	Initial Oil Rate (bopd)	EUR (bcfe)	NPV Per Well BFIT10 ($MM)	Discounted Payout (years)	Post 2010 Inventory (Net Wells)	NPV Per Area BFIT10 ($)
Gates North Type Curve	5.0	450	6.7	13.0	1.6	150	$1.950 billion
Gates South Type Curve	7.0	350	8.1	14.1	1.4	90	$1.269 billion
Gates Ranch Type Curve	5.7	412	7.2	13.4	1.5	240	$3.219 billion
Notes:
• Gates Ranch proper only (26,500 net acres)
• 100 acre well spacing
• $8.25 mm total well cost
• Strip pricing effective 10/26/2010
• “Per area” values are “per well” values multiplied by post 2010 net inventory
Gates Ranch Valuation
On average, a typical well has a 7.2 BCFE EUR and a BFIT NPV of $13.4 MM…

– Dos Hermanas in service December 2010
– Firm gathering and processing reaches 85 MMcfe/d
– Revised agreement in place:
 – Dimmit lateral in service 2nd quarter 2011
 – Dos Hermanas capacity to increase by 20 MMcfe/d in 3rd quarter 2011
– Velocity oil pipeline and terminal in place January 2011
– Rosetta to access new gathering and processing in 4th quarter 2011 with total capacity of 115 MMcf/d
– Total capacity to reach 205 MMcf/d by 2013
Eagle Ford Gathering

RB 12-13
BR 29-13
RBW 7-4
FG 19-1
FS 34-1
FB 25-5
LRC 27-16
FT 7-14
GS 31-16
GSS 12-15
GF 22-12

– Southern Alberta Basin specifics
 – Devonian Shale oil play in NW Montana
 – Williston Basin analog
 – Depths ranging from 4,500’ to 7,500’ TVD
– Current position
 – 300,000 undeveloped net acres
–  Resource in place
 – 13 - 15 MMBoe per square mile
–  Assessment to date
 – Continuous reservoir deposition throughout
 position
 – Continuous oil accumulation throughout position
– Operational Status
 – Multi-well vertical program near completion
 – Multi-well horizontal program about to commence
Southern Alberta Basin Opportunity is Unique
Drilled & Tested
Drilled
Drilling

Acres	Lessor	Terms
200,000	Blackfeet Indian Nation
• 5 year option with 2 well per year drilling requirement for 10 well total.
• With each commercial well, Rosetta earns the right to lease 20,000 acres surrounding that well for a 10 year term.
• Continuous drilling obligation of 1 well per 9 months beginning on the 4th year.

30,000	WAVE Energy	• Terms similar to option acreage.
52,000	Allottee (Blackfeet Families)	• Typically 5 year lease terms, with option to extend term at the end of the primary period.
18,000	Fee Acreage
Southern Alberta Basin
Acreage Recap

– Conservative and disciplined approach to financial management
– Ample debt coverage
 – Debt to proved reserves of $0.72/Mcfe
 – Debt to proved developed reserves of $1.46/Mcfe
– Actively manage and monitor use of debt
 – Debt to book cap @ 40%
 – Debt to EBITDAX < 1.75x
 – Maintain high level of liquidity throughout cycles
– Asset sales to “balance” 2011 capital program
– Reinvest cash flow in business: no dividend or share repurchases planned
Financial Strategy
1 Adjusted for the high yield offering

– High quality and low risk diversified proved asset base
 – 479 Bcfe of proved reserves
 – 9.8 year reserve life
 – 51 % proved developed
– Financial flexibility
 – Credit facility with $325MM borrowing base
 – Debt to book cap @ 40%
 – Borrowing capacity, including available cash of ~$240MM
Financial Strength
1 Adjusted for the high yield offering

– Selective hedging program:
 – Oil hedges of 3,200 Bbl/d in 2011/3,400 Bbl/d in 2012/2,600 in 2013
 – NGL Hedges of 1,679 Bbl/d in 2011/1,950 Bbl/d in 2012
 – Gas hedges of 50,000 MMBtu/d in 2011/20,000 MMBtu/d in 2012
– Fracture stimulation services/agreement in place
 – 2 year term
 – 3 weeks per month
 – Favorable pricing
– Transportation and processing
 – 115 MMcf/d capacity total in 4th quarter of 2011
 – 205 MMcf/d capacity total by 2013
Risk Management

– Focus on high return Eagle Ford inventory
– Production guidance dependent on divestiture timing
 – 160-170 MMcfe/d including divestment properties
 – DJ Basin/California expected to produce approximately 35 MMcfe/d for full year
 – 2011 exit rate, excluding divestment properties, to range from 155-165
 MMcfe/d
– Divest additional legacy assets to fund development
– Simplify and reduce unit cost structure
– Focus on returns
– Test Southern Alberta Basin position
2011 Program

Rosetta Resources Inc.
Randy Limbacher
Chairman, CEO & President
April 11, 2011
www.rosettaresources.com / NASDAQ: ROSE